FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, July 18, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.083 per share to shareholders of record on July 11, 2013, payable July 18, 2013, under the current Managed Distribution Plan that pays 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	June 2013 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$0.026	30.9%	$0.167	32.9%
Net Realized Foreign Currency Gains	-	0.0%	0.010	2.0%
Net Realized Short-Term Capital Gains	-	0.0%	0.075	14.8%
Net Realized Long-Term Capital Gains	0.057	69.1%	0.254	50.3%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.083	100.0%	$0.506	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended June 30, 2013 (2)	5.90%
Current Fiscal YTD Annualized Distribution Rate (3)	7.10%

YTD Cumulative Total Return on NAV (4)	5.09%
YTD Cumulative Distribution Rate (5)	3.55%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 28, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from January 1, 2013 to June 30, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to June 30, 2013 as a percentage of the Fund’s NAV as of June 28, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, August 19, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.086 per share to shareholders of record on August 12, 2013, payable August 19, 2013, under the current Managed Distribution Plan that pays 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	July 2013 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share Amount	Percentage of Current

(Sources)		Distribution		Distribution
Net Investment Income	$0.022	26.0%	$0.189	31.9%
Net Realized Foreign Currency Gains	-	0.0%	0.010	1.8%
Net Realized Short-Term Capital Gains	-	0.0%	0.037	6.2%
Net Realized Long-Term Capital Gains	0.064	74.0%	0.356	60.1%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.086	100.0%	$0.592	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended July 31, 2013 (2)	7.02%
Current Fiscal YTD Annualized Distribution Rate (3)	6.83%

YTD Cumulative Total Return on NAV (4)	9.62%
YTD Cumulative Distribution Rate (5)	3.99%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from January 1, 2013 to July 31, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to July 31, 2013 as a percentage of the Fund’s NAV as of July 31, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, September 20, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.084 per share to shareholders of record on September 13, 2013, payable September 20, 2013, under the current Managed Distribution Plan that pays 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	August 2013 (MTD)		Year-to-date (YTD) (1)
	Per Share	Percentage	Per Share	Percentage
	Amount	of Current	Amount	of Current
(Sources)		Distribution		Distribution
Net Investment Income	$0.027	32.5%	$0.216	32.0%
Net Realized Foreign Currency Gains	-	0.0%	0.010	1.5%
Net Realized Short-Term Capital Gains	-	0.0%	0.017	2.5%
Net Realized Long-Term Capital Gains	0.057	67.5%	0.433	64.0%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.084	100.0%	$0.676	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended August 31, 2013 (2)	6.49%
Current Fiscal YTD Annualized Distribution Rate (3)	7.04%

YTD Cumulative Total Return on NAV (4)	7.43%
YTD Cumulative Distribution Rate (5)	4.69%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 30, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from January 1, 2013 to August 31, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to August 31, 2013 as a percentage of the Fund’s NAV as of August 30, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, October 1, 2013 -- The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.086 per share, payable on October 18, 2013, to shareholders of record on October 11, 2013 (ex-date October 9, 2013).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	September 2013 (MTD)		Year-to-date (YTD) (1)
	Per Share	Percentage	Per Share	Percentage
	Amount	of Current	Amount	of Current
(Sources)		Distribution		Distribution
Net Investment Income	$0.023	27.1%	$0.242	31.7%
Net Realized Foreign Currency Gains	-	0.0%	0.010	1.4%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.063	72.9%	0.510	66.9%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.086	100.0%	$0.762	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 30, 2013
Average Annual Total Return on NAV for the 5-year period ended this month (2)	7.93%
Current Fiscal YTD Annualized Distribution Rate (3)	6.89%

YTD Cumulative Total Return on NAV (4)	10.37%
YTD Cumulative Distribution Rate (5)	5.17%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, November 1, 2013 -- Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.088 per share, payable on November 19, 2013, to shareholders of record on November 12, 2013 (ex-date November 7, 2013).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	October 2013 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current	Per Share	Percentage of Current
			Amount
(Sources)		Distribution		Distribution
Net Investment Income	$0.021	23.7%	$0.261	30.7%
Net Realized Foreign Currency Gains	0.019	21.5%	0.029	3.4%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.048	54.8%	0.560	65.9%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.088	100.0%	$0.850	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2013
Average Annual Total Return on NAV for the 5-year period ended this month (2)	10.19%
Current Fiscal YTD Annualized Distribution Rate (3)	6.73%

YTD Cumulative Total Return on NAV (4)	14.04%
YTD Cumulative Distribution Rate (5)	5.61%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, December 2, 2013 -- The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.089 per share, payable on December 19, 2013, to shareholders of record on December 12, 2013 (ex-date December 10, 2013).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	November 2013 (MTD)		Year-to-date (YTD) (1)
	Per Share Amount	Percentage of Current Distribution	Per Share A mount	Percentage of Current Distribution

(Sources)
Net Investment Income	$0.026	29.1%	$0.288	30.7%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.063	70.9%	0.651	69.3%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.089	100.0%	$0.939	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 29, 2013
Average Annual Total Return on NAV for the 5-year period ended this month (2)	11.01%
Current Fiscal YTD Annualized Distribution Rate (3)	6.65%

YTD Cumulative Total Return on NAV (4)	16.60%
YTD Cumulative Distribution Rate (5)	6.10%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, January 2, 2014 -- The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.090 per share, payable on January 9, 2014, to shareholders of record on December 31, 2013 (ex-date January 3, 2014).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	December 2013 (MTD)		Year-to-date (YTD) (1)
	Per Share	Percentage of Current	Per Share Amount	Percentage of Current
	Amount
(Sources)		Distribution		Distribution
Net Investment Income	$0.007	8.0%	$0.296	28.7%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.083	92.0%	0.104	10.1%
Net Realized Long-Term Capital Gains	-	0.0%	0.629	61.2%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.090	100.0%	$1.029	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 31, 2013
Average Annual Total Return on NAV for the 5-year period ended this month (2)	10.55%
Current Fiscal YTD Annualized Distribution Rate (3)	6.61%

YTD Cumulative Total Return on NAV (4)	18.58%
YTD Cumulative Distribution Rate (5)	6.61%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #